Equity	6 Months Ended
Jun. 30, 2024
Equity [Abstract]
Equity
14.	Equity

On June 30, 2023, the Company filed a form F-3 with the United States Securities and Exchange Commission (the “SEC”) with respect to the offer and sale of up to $250.0 million of securities of the Company (the “Shelf Registration Statement”).

On June 28, 2024, the Company entered into a Sales Agreement with Leerink Partners LLC, or Leerink, to sell ordinary shares of the Company from time to time through an at-the-market, or ATM, equity offering program of up to $75.0 million under which Leerink will act as sales agent. As of the date of this report, the Company had not issued any ordinary shares under such at-the-market program.